UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 6, 2009


                              BLUGRASS ENERGY INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-135852
                            (Commission File Number)

                                   20-4952339
                        (IRS Employer Identification No.)

           3751 Appain Way, Suite #75, Lexington, Kentucky 40517-5929
              (Address of principal executive offices and Zip Code)

                                  859-552-6036
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           SECTION 8 -- OTHER EVENTS

ITEM 8.01 REGULATION FD DISCLOSURE

Effective May 6, 2009, the Company entered into a Recission, Settlement Agreement and Mutual Release with Regency Financial, LLC ("Regency"). Under this Agreement, Regency agreed to return the 4,000,000 shares of the Company's common stock, which it was issued. In exchange for Regency's returning the shares to the Company, the Company and Regency have entered into a Promissory Note, whereby the Company agrees to pay $20,250 to Regency, due in one year. The Note bears interest at 5% per annum.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BLUGRASS ENERGY INC.


/s/ Leslie A. Schaefer
-------------------------------
Leslie A. Schaefer
President

May 11, 2009